UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HAYMAKER ACQUISITION CORP. 4

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(l) and 0-11.

HAYMAKER ACQUISTION CORP. 4
A Cayman Islands Exempted Company
c/o 501 Madison Avenue, Floor 5
New York, NY 10022
NOTICE OF MEETING OF SHAREHOLDERS
To be held at [   :   ] [a/p].m. E.S.T. on [           ], 2025
TO THE SHAREHOLDERS OF HAYMAKER ACQUISITION CORP. 4:
You are cordially invited to attend the 2025 Annual General Meeting of Shareholders (the “Annual Meeting” or “Meeting”) of HAYMAKER ACQUISITION CORP. 4 (“we,” “us,” “our” or the “Company”) to be held at [   :   ] [a/p].m. E.S.T. on [           ], 2025 at the offices of DLA Piper LLP (US), located at 1251 Avenue of the Americas, New York, NY 10020, or at such other time, on such other date and at such other place to which the Meeting may be adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the Meeting virtually, you will be permitted to attend the Annual Meeting in person at the offices of DLA Piper LLP (US). You will be able to attend the Annual Meeting online, vote, participate and submit questions during the Meeting and vote your shares electronically by visiting https://www.cstproxy.com/[      ]. The accompanying proxy statement (the “Proxy Statement”) is dated [           ], 2025 and is first being mailed to shareholders of the Company on or about [      ], 2025. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals:
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Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “public shares”) that was consummated on July 28, 2023 (our “IPO”), from July 28, 2025 (which is 24 months from the closing date of our IPO) to [      ] (such date, the “Extended Date”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 49.7 by deleting the following:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such earlier time as the Directors may approve in accordance with the Articles, the Company shall…”; and replacing it with the following:
“In the event that the Company does not consummate a Business Combination within [      ] months from the consummation of the IPO, or such earlier time as the Directors may approve in accordance with the Articles, the Company shall…”;
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Proposal No. 2 — The Director Appointment Proposal — to appoint, by ordinary resolution, one class I director (the “Class I Director”) listed in the accompanying proxy statement, to serve a three-year term expiring at our 2028 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal (the “Director Appointment Proposal”);

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Proposal No. 3 — The Auditor Proposal — to ratify, by ordinary resolution, the appointment of WithumSmith+Brown, PC (“Withum”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 (the “Auditor Proposal”); and

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Proposal No. 4 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board of Directors (our “Board”) determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal,” and together with the Extension Amendment Proposal, the Director Appointment Proposal, and the Auditor Proposal, collectively the “Proposals”).
Each of the Proposals is more fully described in the accompanying Proxy Statement.
Earlier in 2025, the Company entered into a non-binding letter of intent for a potential business combination with a profitable and growing infrastructure materials company (the “LOI Target”). Based on the Company’s diligence to date, the LOI Target has demonstrated strong revenue growth and attractive Adjusted EBITDA margins. For the year ending December 31, 2025, the LOI Target is seeking to complete additional acquisitions and enter into definitive agreements and non-binding letters of intent with respect to additional acquisitions that, together with the LOI Target’s existing business, would collectively generate more than $80 million in pro forma Adjusted EBITDA, if all such acquisitions (including those subject to non-binding letters of intent) were successfully consummated. The LOI Target’s strategy may not be executed successfully, on the proposed timeline or at all, and the LOI Target’s financial metrics are subject to the Company’s ongoing confirmatory due diligence. The LOI Target has completed its financial statement audit for the year ended December 31, 2024 and, in the coming months, the parties expect to enter into a definitive business combination agreement and file a registration statement on Form S-4.
The private equity sponsor that currently controls the LOI Target (the “PE Sponsor”) has implemented this “buy and build” strategy with another portfolio company operating in an adjacent sector and successfully completed that portfolio company’s initial public offering several years ago. However, past performance may not be indicative of future results. As part of its commitment to the business combination with the Company, affiliates of the PE Sponsor intend to indirectly purchase a portion of the Sponsor’s shares and all of the Sponsor’s warrants. The final terms of such agreement to purchase are subject to ongoing negotiations between the Company and affiliates of the PE Sponsor, and no assurances can be made that such purchase will occur.
Consummation of the proposed business combination is dependent on a variety of factors, many of which are beyond our control, including the execution of a mutually satisfactory definitive business combination agreement by the Company and the LOI Target, satisfactory completion of due diligence, approval by the boards and shareholders of both the Company and the LOI Target, and any applicable regulatory approvals. No assurances can be made that the proposed business combination will be consummated or that the Company and the LOI Target will enter into a definitive business combination agreement. The references above to Adjusted EBITDA, which is a non-GAAP measure (as such term is defined by the rules and regulations of the Securities and Exchange Commission), should be viewed as an addition to, and not a substitute for or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. Use of non-GAAP financial measures may not be comparable to similar measures used by other companies. As used above, Adjusted EBITDA refers to earnings before interest expense, taxes, depreciation and amortization, and other non-recurring items, including certain executive compensation. The Company is unable to provide a quantitative reconciliation of forward-looking Adjusted EBITDA to the most directly comparable GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, compensation expense, acquisition-related charges, and the tax effect on non-GAAP adjustments. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period.
The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. The Articles currently provide that we have until 24 months from the consummation of the IPO (being until July 28, 2025) to consummate our initial business combination (the “Combination Period”).
Our Board has determined that it is in the best interests of the Company to seek an extension of the Combination Period and have our shareholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold an Annual Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before July 28, 2025. If that were to occur, we would be precluded from completing the proposed business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the proposed business combination. Accordingly, our Board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.
We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate annual general meeting or extraordinary general meeting. If the Extension Amendment Proposal is not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Annual Meeting regarding the Extension Amendment.
Based upon the amount in the Trust Account as of [           ], 2025, which was approximately $[      ], we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[      ] at the time of the Annual Meeting. The closing price of the public shares on The New York Stock Exchange (“NYSE”) on [           ], 2025, the most recent practicable closing price prior to the date of mailing of this Proxy Statement, was $[      ]. We cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [           ], 2025 (TWO BUSINESS DAYS BEFORE THE ANNUAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE IN THE ACCOMPANYING PROXY STATEMENT.

The Adjournment Proposal, if adopted, will allow our chairman to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Annual Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Annual Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 28, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of the shares initially issued to Haymaker Sponsor IV LLC (the “Sponsor”) (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
The approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting, with respect to each nominee.
The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
Our Board has fixed the close of business on June 30, 2025 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.
After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Director Appointment Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
No other business is proposed to be transacted at the Annual Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your ordinary shares. Each shareholder who is entitled to attend and vote at the Annual Meeting is entitled to appoint one or more proxies to attend and vote instead of that Shareholder, and a proxyholder need not be a shareholder.
[           ], 2025
By Order of the Board of Directors
/s/ Christopher Bradley

Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial
and Accounting Officer)
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a shareholder of record, you may also cast your vote in person at the Annual Meeting (including by virtual means as provided in the accompanying Proxy Statement). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided in the accompanying Proxy Statement). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Annual Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Annual Meeting.

HAYMAKER ACQUISTION CORP. 4
A Cayman Islands Exempted Company
c/o 501 Madison Avenue, Floor 5
New York, NY 10022
ANNUAL MEETING
To Be Held On [           ], 2025
PROXY STATEMENT
The Annual Meeting (the “Annual Meeting”) of Haymaker Acquisition Corp. 4 (“we,” “us,” “our” or the “Company”) will be held at [   :   ] [a/p].m. E.S.T. on [           ], 2025 at the offices of DLA Piper LLP (US), located at 1251 Avenue of the Americas, New York, NY 10020, or at such other time, on such other date and at such other place to which the Meeting may be adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the Meeting virtually, you will be permitted to attend the Annual Meeting in person at the offices of DLA Piper LLP (US). You will be able to attend the Annual Meeting online, vote, participate and submit questions during the Meeting and vote your shares electronically by visiting https://www.cstproxy.com/[      ]. The accompanying proxy statement (the “Proxy Statement”) is dated [           ], 2025 and is first being mailed to shareholders of the Company on or about [           ], 2025. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals:
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Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “public shares”) that was consummated on July 28, 2023 (our “IPO”), from July 28, 2025 (which is 24 months from the closing date of our IPO) to [      ] (such date, the “Extended Date”);

•
Proposal No. 2 — The Director Appointment Proposal — to appoint, as an ordinary resolution, one class I director (the “Class I Director”) to serve a three-year term expiring at our 2028 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal (the “Director Appointment Proposal”);

•
Proposal No. 3 — The Auditor Proposal — to ratify, by ordinary resolution, the appointment of WithumSmith+Brown, PC (“Withum”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 (the “Auditor Proposal”); and

•
Proposal No. 4 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal” together with the Extension Amendment Proposal, the Director Appointment Proposal, and the Auditor Proposal, collectively the “Proposals”).

The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. The Articles currently provide that we have until July 28, 2025 to consummate our initial business combination (the “Combination Period”).

Our Board has determined that it is in the best interests of the Company to seek an extension of such date and have our shareholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold an Annual Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination. Without the Extension, if we are unable to complete a business combination on or before July 28, 2025, we would be precluded from completing our initial business combination and would be forced to liquidate. Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before July 28, 2025. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.
We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate annual general meeting or extraordinary general meeting. If the Extension Amendment Proposal is not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Annual Meeting regarding the Extension Amendment.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[      ] that was in the Trust Account as of [           ], 2025. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 28, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of the shares initially issued to Haymaker Sponsor IV LLC (the “Sponsor”) (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Based upon the amount in the Trust Account as of [           ], 2025, which was $[      ], we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[      ] at the time of the Annual Meeting. The closing price of the public shares on NYSE on [           ], 2025, the most recent practicable closing price prior to the date of mailing of this Proxy Statement, was $[      ]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If the Extension Amendment Proposal is approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon, net of taxes paid or payable, divided by the number of then-outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved.
Our Board has fixed the close of business on June 30, 2025 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the record date of the Annual Meeting, there were [      ] ordinary shares outstanding, of which [      ] were Class A ordinary shares and [      ] were Class B ordinary shares. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor, which holds 5,750,000 founder shares, that they intend to vote in favor of the Proposals.
This Proxy Statement contains important information about the Annual Meeting and the Proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged [      ] to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay [      ] a fee of $[      ]. We will also reimburse [      ] for reasonable out-of-pocket expenses and will indemnify [      ] and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated [           ], 2025 and is first being mailed to shareholders on or about [           ], 2025.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q:   What is the purpose of the Annual Meeting?
A:   At the Annual Meeting, shareholders will act upon the Proposals described in the Proxy Statement. In addition, following the formal portion of the Annual Meeting, management will be available to respond to questions from shareholders.
Q:   What is being voted on?
A:   You are being asked to vote on the following Proposals:
•
Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Articles as provided by the resolution in the form set forth in Annex A to this Proxy Statement to extend the date by which the Company must (1) consummate a business combination or (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination and (3) redeem all of the Company’s public shares, from July 28, 2025 (which is 24 months from the closing date of our IPO) to the Extended Date;

•
Proposal No. 2 — The Director Appointment Proposal — to appoint, as an ordinary resolution, one Class I Director, to serve a three-year term expiring at our 2028 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal;

•
Proposal No. 3 — The Auditor Proposal — to ratify, as an ordinary resolution, the appointment of Withum, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025; and

•
Proposal No. 4 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate annual general meeting or extraordinary general meeting. If the Extension Amendment Proposal is not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Annual Meeting regarding the Extension Amendment.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[      ] that was in the Trust Account as of [      ], 2025. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 28, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’

rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q:   How does the Board recommend I vote on these Proposals?
A:   Our Board recommends that you vote your shares:
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“FOR” the Extension Amendment Proposal;

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“FOR” each of the nominees to the Director Appointment Proposal;

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“FOR” the Auditor Proposal; and

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“FOR” the Adjournment Proposal.

Q:   Why is the Company proposing the Extension Amendment Proposal?
A:   Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if we do not consummate a business combination on or before July 28, 2025. As we explain below, we may not be able to enter into and consummate an initial business combination by that date.
We are asking for an extension of this timeframe in order to enter into and consummate a business combination. Our Board currently believes that there is not sufficient time before July 28, 2025 to enter into a definitive agreement relating to an initial business combination, to hold an Annual Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination.
Accordingly, in order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our shareholders to be able to evaluate the potential business combination and for us to be able to consummate such business combination, we will need to obtain the Extension.
Q:   Why should I vote “FOR” the Extension Amendment Proposal?
A:   Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 28, 2025, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares. This provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
The Extension Amendment Proposal would give us the opportunity to consummate a business combination, which our Board believes in the best interests of the Company. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Q:   Will you seek any further extensions to liquidate the Trust Account?
A:   Other than the extensions until the Extended Date, as of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q:   Why should I vote “FOR” the Director Appointment Proposal?
A:   The term of the current Class I Director will expire at this Annual Meeting. The purpose of the Director Appointment Proposal is to re-appoint the Class I Director of the Company to serve a three-year term until the third succeeding annual general meeting after this Annual Meeting or until his successor is appointed and qualified.
For further details about the reasons for the Director Appointment Proposal, see the section of this Proxy Statement titled “Proposal No. 2 — The Director Appointment Proposal — Reasons for the Director Appointment Proposal.”
Q:   Why should I vote “FOR” the Auditor Proposal?
A:   The purpose of the Auditor Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee of Withum as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025.
Withum has served as the Company’s independent registered public accounting firm since our IPO. Representatives of Withum are not expected to be present at the Annual Meeting to answer questions.
For further details about the reasons for the Auditor Proposal, see the section of this proxy statement titled “Proposal No. 3 — The Auditor Proposal — Reasons for the Auditor Proposal.”
Q:   Why should I vote “FOR” the Adjournment Proposal?
A:   If the Adjournment Proposal is not approved by our shareholders, our chairman may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.
If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q:   How do the Company insiders intend to vote their shares?
A:   Our Sponsor owns 5,750,000 founder shares. Such founder shares represent [      ]% of our issued and outstanding ordinary shares. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor that it intends to vote in favor of the Proposals. Pursuant to a letter agreement entered into with us by our Sponsor and each of our officers and directors in connection with our IPO, our Sponsor, directors and officers and their respective affiliates are not entitled to redeem any founder shares held by them in connection with the Extension Amendment Proposal.
Our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the Annual Meeting. Any such purchases that are completed after the record date for the Annual Meeting may include an agreement with a selling shareholder that such shareholder, for so long as he, she or it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise such shareholder’s redemption rights with respect to the shares so purchased. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the funds held in the Trust Account. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Extension Amendment Proposal or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Securities Exchange Act of 1934 (the “Exchange Act”). We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.
Additionally, in the event our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:
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our proxy statement would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

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if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

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our proxy statement would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the Extension Amendment Proposal;

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our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

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we would disclose in a Form 8-K, before our shareholder meeting, the following material items:

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the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

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the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

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the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the Extension Amendment Proposal will be approved;

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the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

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the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) increase the likelihood of obtaining shareholder approval of the Extension Amendment Proposal or (2) satisfy NYSE continued listing requirements. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Q:   What vote is required to adopt the Extension Amendment Proposal?
A:   The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on the Extension Amendment Proposal.

Q:   What vote is required to approve the Director Appointment Proposal?
A:   The approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting, with respect to each nominee.
Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on the Director Appointment Proposal.
Q:   What vote is required to approve the Auditor Proposal?
A:   The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on the Auditor Proposal.
Q:   What vote is required to approve the Adjournment Proposal?
A:   The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on the Adjournment Proposal.
Q:   What if I do not want to vote “FOR” the Extension Amendment Proposal?
A:   If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.
Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on the Extension Amendment Proposal.
Q:   What happens if the Extension Amendment Proposal is not approved?
A:   If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 28, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q:   If the Extension Amendment Proposal is approved, what happens next?
A:   We will continue our efforts to enter into and consummate an initial business combination.
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor as a result of their ownership of the founder shares.
If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or, if the date by which we have to consummate a business combination is further extended at a duly called shareholders’ meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q:   What happens to the Company warrants if the Extension Amendment Proposal is not approved?
A:   If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 28, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q:   What happens to the Company’s warrants if the Extension Amendment Proposal is approved?
A:   If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Q:   How are the funds in the Trust Account currently being held?
A:   With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, prior to the 24-month anniversary of the effective date of our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest earning account until the earlier of consummation of our initial business combination or liquidation.
Q:   If I do not exercise my redemption rights in connection with the Extension Amendment, would I still be able to exercise my redemption rights in connection with any future initial business combination?
A:   Unless you elect to redeem your shares in connection with the Extension Amendment as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.
Q:   How do I change my vote?
A:   You may change your vote by sending a later-dated, signed proxy card to the Company at Haymaker Acquisition Corp. 4, c/o 501 Madison Avenue, Floor 5, New York, NY 10022, so that it is received prior to the Annual Meeting or by attending the Annual Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the Company prior to the Annual Meeting.
Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to change your vote, you must contact your broker, bank or other nominee. If your shares are held in street name and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Any shareholder wishing to attend the Annual Meeting should register for the meeting by [      ], 2025 (five business days prior to the date of the Annual Meeting). To register for the Annual Meeting, please follow the following instructions as applicable to the nature of your ownership of ordinary shares:
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If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Annual Meeting online, go to https://www.cstproxy.com/[      ] enter the control number included on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.
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Beneficial shareholders (those whose shares are held through a stock brokerage account or by a bank or other holder of record) who wish to attend the Annual Meeting online and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:   How are votes counted and what vote is required to approve each of the proposals?
A:   Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.
The Extension Amendment Proposal must be approved as a special resolution under the Companies Act (As Revised) of the Cayman Islands and the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting. The approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting, with respect to each nominee. The Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
Accordingly, if a valid quorum is established, a shareholder’s failure to vote by proxy or to vote in person (including by virtual means) at the Annual Meeting, as well as abstentions and broker non-votes, which will not count as votes cast, will have no effect on the outcome of any vote on any of the proposals.
Q:   If my shares are held in “street name,” will my broker automatically vote them for me?
A:   No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
Q:   What is a quorum requirement?
A:   A quorum of our shareholders is necessary to hold a valid Annual Meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Annual Meeting are represented in person (including by virtual means) or by proxy. As of the record date for the Annual Meeting, the holders of at least [      ] ordinary shares would be required to achieve a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including by virtual means)

at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirements, but will not count as a vote cast at the Annual Meeting. In the absence of a quorum, the Annual Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine.
Q:   Who can vote at the Annual Meeting?
A:   Only holders of record of our ordinary shares at the close of business on June 30, 2025 are entitled to have their vote counted at the Annual Meeting and any adjournments thereof. On this record date, [      ] ordinary shares (consisting of [      ] Class A ordinary shares and [      ] Class B ordinary shares) were outstanding and entitled to vote at the Annual Meeting.
Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (our “transfer agent”), then you are a shareholder of record. As a shareholder of record, you may vote in person (including by virtual means) at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:   What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?
A:   Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Annual Meeting — Interests of our Sponsor, Directors and Officers.”
Q:   Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal?
A:   Our shareholders do not have dissenters’ rights or appraisal rights in connection with the Extension Amendment Proposal under Cayman Islands law.
Q:   What do I need to do now?
A:   We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes hereto, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
Q:   How do I vote?
A:   If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Annual Meeting or by submitting a proxy for the Annual Meeting.
Whether or not you plan to attend the Annual Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:   How do I redeem my ordinary shares?
A:   Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares. If you do not make an Election to redeem your public shares, you will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.
Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.
In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your shares to our transfer agent (together with any applicable share certificates and redemption forms), either physically or electronically through DTC, at the address above prior to 5:00 p.m., Eastern Time, on [      ], 2025 (two business days prior to the date of Annual Meeting).
Q:   How do I withdraw my election to redeem my ordinary shares?
A:   If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).
Q:   What are the U.S. federal income tax consequences of exercising my redemption rights?
A:   The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “U.S. Federal Income Tax Considerations for Shareholders Making The Election.”
Q:   What should I do if I receive more than one set of voting materials?
A:   You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Q:   Who is paying for this proxy solicitation?
A:   We will pay for the entire cost of soliciting proxies. We have engaged [      ] to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay [      ] a fee of $[      ]. We will also reimburse [      ] for reasonable out-of-pocket expenses and will indemnify [      ] and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q:   Who can help answer my questions?
A:   If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:
[      ]
[      ]
Shareholders may call toll-free: [      ]
Banks and Brokerage Firms, please call: [      ]
Email: [      ]
If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
Email: spacredemptions@continentalstock.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2025, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.
We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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our ability to complete the proposed business combination;

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the anticipated benefits of the proposed business combination;

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the volatility of the market price and liquidity of our securities;

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the use of funds not held in the Trust Account; and

•
the competitive environment in which our successor will operate following the proposed business combination.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 14, 2025 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem Class A ordinary shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve our initial business combination. Even if the Extension Amendment Proposal or our initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of Class A ordinary shares on the open market. The price of Class A ordinary shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Class A ordinary shares at favorable prices, or at all.
If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company.
On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially become subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.
We have not entered into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our IPO. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, prior to the 24-month anniversary of the effective date of our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest earning account until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will receive minimal interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.
In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.
A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.
Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of our initial business combination. Such conditions or limitations could also potentially make our public shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.
Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).
Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).
It is possible that non-U.S. persons could be involved in our business combination, or that a non-controlling member of our Sponsor may be considered to have “substantial ties” to a foreign person under CFIUS, which may increase the risk that our business combination becomes subject to regulatory review, including a potential mandatory or voluntary review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. Therefore, we risk CFIUS intervention in connection with a business combination. Further, depending on the beneficial ownership of any prospective target company and the composition and governance rights of any PIPE investors in connection with a business combination, a business combination could result in investments that would be considered by CFIUS to be covered investments or a covered control transaction that CFIUS would have authority to review.

To the extent that this occurs, CFIUS or another U.S. governmental agency could choose to review a business combination or past or proposed transactions involving new or existing foreign investors in the prospective target company, even if a filing with CFIUS is or was not required at the time of such transaction. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews a business combination or one or more proposed or existing investments by foreign investors in a prospective target company, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, a business combination or investments by such investors. CFIUS could also order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.
If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing a business combination prior to July 28, 2025 or the Extended Date.
If we are not able to consummate a business combination by July 28, 2025 or the Extended Date, as applicable, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. Finally, the Company’s public shareholders will not receive the benefit of any price appreciation of our public shares that might result from a business combination with a target company.
NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Under NYSE’s rules, a SPAC’s NYSE-listed securities will be immediately suspended from trading if the SPAC is unable to complete its initial business combination within three years of its initial listing, which, in our case, is July 26, 2026. The delisting of our securities by NYSE could adversely affect the trading market for our securities, as price quotations may not be as readily obtainable, which would likely have a material adverse effect on the market price of our securities and the Company’s ability to raise additional capital.
If NYSE delists our securities, we intend to apply to have our securities listed on an over-the-counter market. In this over-the-counter market, we could face significant material adverse consequences, including:
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limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our ordinary shares are a “penny stock” which will require brokers trading in our ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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reduced ability to complete an initial business combination with a target company contemplating a NYSE listing, including the initial business combination;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

As stated above, our Class A ordinary shares may be subject to the regulations of the SEC relating to the market for “penny stocks.” The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or authorized for quotation on certain automated quotation systems, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, before a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document containing specified information. In addition, the penny stock rules require that before effecting any transaction in a penny stock not otherwise exempt from those rules, a broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive (i) the purchaser’s written acknowledgment of the receipt of a risk disclosure statement; (ii) a written agreement to transactions involving penny stocks; and (iii) a signed and dated copy of a written suitability statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our Class A ordinary shares, and therefore shareholders may have difficulty selling their shares.
Additionally, The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or pre-empts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Although the states are pre-empted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. If our securities are no longer listed on Nasdaq, our securities are no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.

BACKGROUND
We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.
On July 28, 2023, we consummated our IPO of 23,000,000 units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to (together with any shares issued in exchange thereof) as the “public shares,” and one-half of one redeemable warrant, generating gross proceeds of $230,000,000.
Simultaneously with the closing of our IPO, we completed the private placement of 797,600 private placement units, at a purchase price of $10.00 per private placement unit, to our Sponsor, generating gross proceeds to us of $7,976,000. The private placement units are identical to the units sold in our IPO except that, so long as they are held by our Sponsor or its permitted transferees, they (1) subject to certain limited exceptions, will be subject to transfer restrictions until the one year anniversary following the consummation of our initial business combination and (2) were purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met or the resale of the private placement units is registered under the Securities Act.
Of the gross proceeds received from our IPO and the sale of the private placement units, $232,300,000 was deposited in the Trust Account.
The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of [      ], 2025, funds held in the Trust Account totaled approximately $[      ], and were held in U.S. Treasury Bills with a maturity of 185 days or less and in money market funds which invest in U.S. Treasury securities. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, prior to the 24-month anniversary of the effective date of our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest earning account until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we receive minimal interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemption of public shares or liquidation of the Company.
Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Annual Meeting — Interests of our Sponsor, Directors and Officers.”
On the record date of the Annual Meeting, there were [      ] ordinary shares outstanding, of which [      ] were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor, which holds 5,750,000 founder shares, that it intends to vote in favor of the Proposals.
Our principal executive offices are located at 501 Madison Avenue, Floor 5, New York, NY 10022, and our telephone number is (212) 616-9600.

THE EXTENSION AMENDMENT PROPOSAL
We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 28, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
The purpose of the Extension Amendment is to allow us more time to enter into and consummate an initial business combination, which our Board believes is in the best interest of the Company. The Articles currently provide that we have until July 28, 2025 to consummate our initial business combination. In order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our shareholders to be able to evaluate the potential business combination and for us to be able to consummate such business combination, we will need to obtain the Extension in order to extend the date by which we must (1) consummate our initial business combination or (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination and (3) redeem all the public shares, from July 28, 2025 to the Extended Date.
A copy of the proposed amendment to the Articles of the Company is attached to this Proxy Statement under the resolution in Annex A.
Reasons for the Extension Amendment Proposal
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 28, 2025, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. The Articles currently provide that we have until July 28, 2025 to consummate our initial business combination (the “Combination Period”).
Our Board has determined that it is in the best interests of the Company to seek an extension of such date and have our shareholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to our initial business combination, to hold an Annual Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination. Without the Extension, if we are unable to complete a business combination on or before July 28, 2025, we would be precluded from completing our initial business combination and would be forced to liquidate.

Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before July 28, 2025. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 28, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
If the Extension Amendment Proposal is Approved
Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendment to our Articles that is set forth under the resolution in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[      ] that was in the Trust Account as of [      ], 2025. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or, if the date by which we have to consummate a business combination is further extended at a duly called shareholders’ meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.10 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Redemption Rights
Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [      ], 2025 (TWO BUSINESS DAYS BEFORE THE ANNUAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decisions than those shareholders that tender their shares through the DWAC system.
Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Annual Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its, his or her shares and decides prior to the vote at the Annual Meeting that it, he or she does not want to redeem such shares, the shareholder may withdraw the tender. If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and will be returned (along with any applicable share certificates) to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares. Based upon the amount in the Trust Account as of [      ], 2025, which was approximately $[      ], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[      ] at the time of the Annual Meeting. The closing price of the public shares on NYSE on [      ], 2025, the most recent practicable closing price prior to the date of mailing of this Proxy Statement, was $[      ]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Annual Meeting. We anticipate that a public shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the effectiveness of the Extension Amendment.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “U.S. Federal Income Tax Considerations for Shareholders Making The Election.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS MAKING THE ELECTION
The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make the Election if the Extension is implemented. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to a particular holder in light of their particular circumstances or status, including:
•
our Sponsor or our directors and officers;

•
financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market method of accounting;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•
partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold public shares through such a partnership or pass-through entity;

•
persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
passive foreign investment companies; or

•
accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could adversely affect the accuracy of the statements in this discussion. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, an alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not sought, and do not intend to seek, any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Election to them.
EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:
1.
an individual citizen or resident of the United States,

2.
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.
an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.
a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares
Subject to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to the Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”
The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.”
U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.
Taxation of Distributions
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.
With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2023 it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution.
Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.
Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S. Holder’s adjusted tax basis in its ordinary shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the U.S. Holder’s initial basis for the public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.
Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this Proxy Statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
PFIC Considerations
A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
We believe it is likely that we were a PFIC for our prior taxable year December 31, 2024. Our PFIC status for our current taxable year ending December 31, 2025, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for public shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares (“QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:
•
any gain recognized by the U.S. Holder on the sale or other disposition of its public shares, which would include a redemption of public shares if such redemption is treated as a sale under the rules discussed above; and

•
any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such public shares), which may include a redemption of public shares if such redemption is treated as a distribution under the rules discussed above.

Under the Default PFIC Regime:
•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•
the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

Backup withholding is not an additional tax. Amounts withheld under these rules may be credited against the U.S. Holder’s federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS any furnishing any required information.
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN THE CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES.

THE ANNUAL MEETING
Date, Time and Place.   The Annual Meeting will be held at [    :    ] [a/p].m. E.S.T. on [        ], 2025 at the offices of DLA Piper LLP (US), located at 1251 Avenue of the Americas, New York, NY 10020, or at such other time, on such other date and at such other place to which the Meeting may be adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the Meeting virtually, you will be permitted to attend the Annual Meeting in person at the offices of DLA Piper LLP (US). You will be able to attend the Annual Meeting online, vote, participate and submit questions during the Meeting and vote your shares electronically by visiting https://www.cstproxy.com/[      ]. The accompanying proxy statement (the “Proxy Statement”) is dated [        ], 2025 and is first being mailed to shareholders of the Company on or about [        ], 2025. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals described in this Proxy Statement.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned the ordinary shares at the close of business on June 30, 2025, the record date for the Annual Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.
Votes Required.   The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting. The approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting, with respect to each nominee. The Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will not count as a vote cast at the Annual Meeting.
On the record date of the Annual Meeting, there were [      ] ordinary shares outstanding, of which [      ] were public shares and 5,750,000 were founder shares. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor, which holds 5,750,000 founder shares, that it intends to vote in favor of the Proposals.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.
Broker “non-votes” and abstentions will have no effect with respect to the approval of the Proposals.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited on behalf of our Board on the proposals to approve the Extension Amendment Proposal being presented to shareholders at the Annual Meeting. We have engaged [      ] to assist in the solicitation of proxies for the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Annual Meeting. You may contact [      ] at:
[      ]
[      ]

Shareholders may call toll-free: [      ]
Banks and Brokerage Firms, please call: [      ]
Email: [      ]
Required Vote
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
The approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting, with respect to each nominee.
The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and which are represented in person or by proxy and entitled to vote, vote at the Annual Meeting.
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 28, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.10 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of our initial business combination or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.

Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.
Additionally, in the event our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:
•
our registration statement/proxy statement filed for our business combination transaction would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

•
if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

•
our registration statement/proxy statement filed for our business combination transaction would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the business combination transaction;

•
our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•
we would disclose in a Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items:

•
the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

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the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

•
the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the business combination transaction will be approved;

•
the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

•
the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) increase the likelihood of obtaining shareholder approval of the Extension Amendment Proposal, (2) increase the likelihood of obtaining shareholder approval of the business combination, (3) reduce the number of public warrants outstanding and/or increase the likelihood of approval on any matters submitted to the public warrant holders for approval in connection with our initial business combination or (4) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
•
If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by July 28, 2025, or by the Extended Date if the Extension Amendment

Proposal is approved by the requisite number of votes (or, if the date by which we have to consummate a business combination is further extended at a duly called shareholders’ meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, less up to $100,000 to pay dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to consummate our initial business combination within the required period.
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In addition, simultaneously with the closing of our IPO, we sold an aggregate of 797,600 private placement units at a price of $10.00 per private placement unit in private placement transactions to our Sponsor. Each private placement unit consists of one Class A ordinary share and one-half of one redeemable warrant. If we do not consummate our initial business combination by July 28, 2025, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if the date by which we have to consummate a business combination is further extended at a duly called shareholders’ meeting, such later date), then the proceeds from the sale of the private placement units will be part of the liquidating distribution to the public shareholders and the private placement units held by our Sponsor will be worthless.

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Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination Board of directors determines to pay to its directors and officers.

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In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.10 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
Our Articles currently provide that we have until July 28, 2025 to consummate our initial business combination. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 28, 2025, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes paid or payable, divided by the number of then-outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
We believe that it is in the best interests of the Company to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into an initial business combination, our shareholders to then evaluate the initial business combination and for us to be able to consummate the initial business combination.
After careful consideration of all relevant factors, our Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.
Resolutions to be Voted Upon
The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out as the resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement.
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.
Our Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.

THE DIRECTOR APPOINTMENT PROPOSAL
Our Board currently consists of five directors and is divided into three classes, with staggered three-year terms, pursuant to our Articles. Directors in Class I will stand for appointment at the Annual Meeting. The terms of office of directors in class II (“Class II”) and class III (“Class III”) expire at our Annual Meetings to be held in 2026 and 2027, respectively. At the recommendation of our Nominating and Corporate Governance Committee, our Board proposes that each of the Class I Directors named below be appointed as a Class I Director for a three-year term expiring at our 2028 Annual Meeting or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Shares represented by proxies will be voted “FOR” the appointment of each of the Class I Directors named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if appointed. Proxies may not be voted for more than two directors. Shareholders may not cumulate votes for the appointment of directors.
Nominees to Our Board
The nominees and their ages, occupations and lengths of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name	Age	Position	Director Since
Brian Shimko(1)(2)(3)	39	Director and Director Nominee	2023

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Corporate Governance Committee

Brian Shimko, who has served as one of our directors since July 2023, has served as a General Partner at Maywic Select Investments since 2017 as well as principal of Comm Investments, a diversified investment firm he founded, since 2016. Mr. Shimko has over 15 years of experience investing in acquisition candidates, completing due diligence, financial modeling, and deal structuring. Also, his experience spans evaluating, executing and monitoring public, private, and venture capital investments. He has served on the board of Hungry Harvest Inc., a privately held food distribution company, since 2024, Fortis Security Products, LLC., a privately held banking infrastructure company, since 2018, and Lake Ridge Academy, a private school located in North Ridgeville, Ohio, since 2017. Previously, Mr. Shimko served as the director of The Sill, a private company, from 2023 to 2024 and as the Senior Vice President of Haymaker Acquisition Corp. III from 2021 to 2022. Prior to Maywic, Mr. Shimko served as a Manager of Merger and Acquisitions at EY from 2016 to 2017 and held various financial analysis positions at General Electric (NYSE: GE) from 2007 to 2016. Mr. Shimko received his B.A. from Fordham University and his M.B.A. from the University of Michigan. Mr. Shimko is qualified to serve as a director due to his extensive investment, due diligence, financial modeling, and deal structuring experience.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class II Directors:
Roger Meltzer(1)(2)(3)	74	Director	2023
Walter F. McLallen(1)(2)(3)	59	Director	2023
Class III Directors:
Christopher Bradley	47	Chief Executive Officer, Chief Financial Officer, Secretary, Director and Chairman	2024
Steven J. Heyer	72	President and Director	2023

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Corporate Governance Committee

Roger Meltzer, Esq., who has served as one of our directors since July 2023, practiced law at DLA Piper LLP since 2007 and has held various roles: Global Co-Chairman (2015 through 2020), and currently as Chairman Emeritus; Americas Co-Chairman (2013 through 2020); Member, Office of the Chair (2011 through 2020); Member, Global Board (2008 through 2020); Co-Chairman, U.S. Executive Committee (2013 through 2020); Member, U.S. Executive Committee (2007 through 2020); and Global Co-Chairman, Corporate Finance Practice (2007 through 2015). Prior to joining DLA Piper LLP, Mr. Meltzer practiced law at Cahill Gordon & Reindel LLP from 1977 to 2007 where he was a member of the Executive Committee from 1987 through 2007, Co-Administrative Partner and Hiring Partner from 1987 through 1999, and Partner from 1984 through 2007. Mr. Meltzer currently serves on the Advisory Board of Harvard Law School Center on the Legal Profession (May 2015 – Present); and the Board of Trustees, New York University Law School (September 2011 – Present); and previously served on the Corporate Advisory Board, John Hopkins, Carey Business School (January 2009 – December 2012). He has previously served on the board of directors of: Lionheart II Corp (March 2021 to May 2022), Lionheart III Corp (March 2021 to August 2022), Haymaker Acquisition Corp. III (February 2021 to July 2022), certain subsidiaries of Nordic Aviation Capital (December 2021 to April 2022), The Legal Aid Society (November 2013 to January 2020), The Hain Celestial Group, Inc. (December 2000 to February 2020), American Lawyer Media (January 2010 to July 2014) and The Coinmach Service Corporation (December 2009 to June 2013). Mr. Meltzer has also received several awards and honors and has been actively involved in philanthropic activity throughout his career. In March 2023, Mr. Meltzer joined the board of directors of Haymaker Acquisition Corp. 4, a special purpose acquisition company focused on identifying and implementing value creation initiatives within the consumer and consumer-related products and services industries. In February 2021, Mr. Meltzer joined the board of directors of Ubicquia LLC, a smart solutions infrastructure company. In May 2022, Mr. Meltzer joined the board of directors of MSP Recovery, Inc. following its business combination with Lionheart Acquisition Corp II. Mr. Meltzer also served on the board of directors of Lionheart IV Corp. In June 2022, Mr. Meltzer joined the board of directors of Aearo Holding LLC and affiliated entities. In August 2022, Mr. Meltzer joined the board of directors of Empatan Public Limited Company (“SMX”) following its business combination with Lionheart III Corp, Security Matters Limited and Aryeh Merger Sub Inc. In January 2023, Mr. Meltzer joined the board of directors of AID Holdings II (“Enlivant”), a senior living facility provider and portfolio company of TPG Capital L.P. In February 2023, Mr. Meltzer joined the board of directors of Klein Hersh, an executive recruitment firm that spans the life sciences continuum and healthcare industry. In April 2023, Mr. Meltzer joined the board of directors of Cyxtera Technologies, Inc., a company specializing in colocation and interconnection services, with a footprint of more than 60 data centers in over 30 markets. In May 2023, Mr. Meltzer joined the board of directors of John C. Heath, Attorney at Law PC d/b/a/ Lexington Law, an industry leader specializing in credit repair services. In August 2023, Mr. Meltzer joined the board of directors of Elixir, a subsidiary of Rite Aid, a leading pharmacy chain offering products for health and wellness. In November 2023, Mr. Meltzer joined the board of directors of SK Neptune Husky Intermediate I S.a.r.l. and related affiliates (“Heubach Group”), a leading producer of organic, inorganic and anti-corrosive pigments. In November 2023, Mr. Meltzer joined the board of directors of Careismatic Brands Inc., an innovative supplier of medical apparel and footwear.

In November 2023, Mr. Meltzer joined the board of directors of Audacy Inc., a leading multi-platform audio content and entertainment company. In July 2024, Mr. Meltzer joined the board of directors of CQC Impact Investors LLC, an organization, along with related entities, developing and implementing carbon reduction and clean energy projects at scale, generating high-quality carbon credits with significant co-benefits for the poorest people across the world. In October 2024, Mr. Meltzer joined the board of directors of ATD New Holdings, Inc., parent company of American Tire Distributors, Inc., the largest tire distributor in the United States. Mr. Meltzer received a Juris Doctor degree in law from New York University School of Law and an A.B. from Harvard College. Mr. Meltzer is qualified to serve as a director due to his experience representing corporate clients on high-profile, complex, and cross-border matters and his leadership qualities. Mr. Meltzer was named as a defendant in three class action derivative stockholder actions, which were consolidated into one action, in connection with The Hain Celestial Group, filed in the Eastern District Court of New York in 2017, alleging, among other things, breach of fiduciary duty and violations of Sections 10(b) and 20(a) of the Exchange Act based on allegedly materially false or misleading statements and omissions in public statements, press releases and SEC filings. In November 2022, the assigned Magistrate issued a report and recommendation recommending dismissal with prejudice, to which plaintiffs filed objections and defendants countered. The case remains pending.
Walter D. McLallen, who has served as one of our directors since July 2023, is a finance professional with over 30 years of leveraged finance, private equity, restructuring and operations experience. Mr. McLallen has been the Managing Member of Meritage Capital Advisors, an advisory boutique firm focused on debt and private equity transaction origination, structuring and consulting, since 2004. Mr. McLallen has extensive board and organizational experience and has served on numerous corporate and non-profit boards and committees, with a significant historical focus on consumer products-related companies. Mr. McLallen has served on the board of directors of The Lovesac Company, Inc. (NASDAQ:LOVE), a direct to consumer furniture retailer, from 2019. Mr. McLallen served as a director of publicly traded Centric Brands Inc. (NASDAQ: CTRC), a lifestyle brands collective in the branded and licensed apparel and accessories sectors, from 2016 to 2020, and AerCap Holdings N.V. (NYSE: AER), an aircraft leasing company, from 2015 to 2017. Since 2019, Mr. McLallen has served as a director of OneSpaWorld Holdings Ltd. (NASDAQ: OSW) and, from 2017 to 2019, he served as a director of Haymaker Acquisition Corp. II. He also served on the boards of several consumer-focused private companies, including Timeless Wine Company, the producer of consumer luxury wine brands Silver Oak, Twomey and OVID; Worldwise, a consumer branded pet products company; adMarketplace, a search engine advertiser; and Frontier Dermatology, a physician practice platform. Since 2014, Mr. McLallen has also been a Founder and Co-Chairman of Tomahawk Strategic Solutions, a law enforcement and corporate training and risk management company. From 2006 to 2015, he was Vice Chairman of Remington Outdoor Company, an outdoor consumer platform he co-founded with a major investment firm. Mr. McLallen was formerly with CIBC World Markets from 1995 to 2004, during which time he was a Managing Director, head of Debt Capital Markets and head of High Yield Distribution. Mr. McLallen started his career in the Mergers & Acquisitions Department of Drexel Burnham Lambert and was a founding member of The Argosy Group L.P. Mr. McLallen received a B.A. with a double major in Economics and Finance from the University of Illinois at Urbana-Champaign. Mr. McLallen is qualified to serve as a director due to his extensive investment, due diligence, financial modeling, and deal structuring experience, in addition to his experience serving on the boards of other publicly traded companies.
Christopher Bradley, our Chief Financial Officer and Secretary since our inception in March 2023, and Director, Chairman and Chief Executive Officer since November 2024, brings over 20 years of investing experience spanning venture capital, private equity, and public companies. Mr. Bradley is a Managing Director at Mistral Equity Partners, a consumer and retail private equity fund, where he has been since 2008. He currently serves as the Chief Executive Officer and a director of The Beacon Consumer Incubator Fund, a venture capital fund that invests in consumer technology companies, a role he has held since he founded the fund in 2016. In addition, Mr. Bradley currently serves on the boards of Roth CH Acquisition Co. (formerly TKB Critical Technologies 1) a blank check company (OTC:USCTF), since June 2023, and Insomnia Cookies Holdings, LLC, a retailer of desserts open primarily in the evening and nighttime, since July 2024, and on the advisory board of Carnegie Park Capital, a multi-strategy private and public investment fund, since 2023. Previously, he served as the Chief Financial Officer and Secretary of Tastemaker Acquisition Corp, a special purpose acquisition company, from January 2021 to July 2023. He served as the Chief Financial Officer of Haymaker Acquisition Corp. III, a special purpose acquisition company, from

March 2021 to May 2022, where he led the deal sourcing, negotiation, structuring, and diligence for its merger with BioTE Holdings, LLC, which has become biote Corp. (NASDAQ:BTMD), after which he served as biote’s Strategic Advisor until September 2023. From 2019 until its business combination in December of 2020, Mr. Bradley served as the Chief Financial Officer of Haymaker Acquisition Corp. II, a special purpose acquisition company. As with Haymaker Acquisition Corp. III, Mr. Bradley led the deal sourcing, negotiation, and structuring of Haymaker Acquisition Corp. II’s merger with ARKO Holdings Ltd. (NASDAQ:ARKO), the nation’s sixth largest chain of convenience stores. From 2017 until its business combination in March 2019, he served as the CFO of Haymaker Acquisition Corp., a special purpose acquisition company, and, as with Haymaker Acquisition Corp. II and III, led that entity’s merger with OneSpaWorld Holdings Ltd. (NASDAQ: OSW), the world’s largest operator of spas on cruise ships and at destination resorts. From 2020 to October 2023 and from 2021 to September 2023, he served on the advisory boards of Coliseum Acquisition Corp. and Growth for Good Acquisition Corp (NASDAQ:GFGD), each of which was a blank check company. Prior to joining Mistral Equity Partners, Mr. Bradley served as an investment banker at Banc of America Securities from 2005 to 2006, a Manager in Burger King’s strategy group in 2004, and a Manager at PricewaterhouseCoopers, management consulting practice from 1999 to 2004. Mr. Bradley previously served on the board of directors of Creminelli Fine Meats, LLC, a privately held premium-priced charcuterie wholesaler, from 2016 to 2020; The Lovesac Company, Inc. (NASDAQ:LOVE), a direct to consumer furniture retailer, from 2010 to 2019; Country Pure Foods, Inc. a wholesaler of packaged juice products, from 2010 to 2014; XWELL, Inc. (NASDAQ:XWEL), formerly Xpress Spa Group, Inc., from 2012 to 2014; and Jamba, Inc., formerly Jamba Juice, Inc. (NASDAQ:JMBA), from 2009 to 2013. Mr. Bradley earned an A.B. from the University of Chicago and an M.B.A. from Harvard Business School. Mr. Bradley is qualified to serve as our Chairman due to his extensive board service on both public and private company boards and tenure as the Chief Financial Officer of several publicly traded companies.
Steven J. Heyer, our President and Director, who has served as one of our directors since our inception in March 2023, has over 35 years of experience in the consumer and consumer-related products and services industries, leading a range of companies and brands. Mr. Heyer has applied his experience and analytical skills in a variety of leadership positions across diverse industry groups, including broadcast media, consumer products, and hotel and leisure companies. Mr. Heyer formerly served as the Chief Executive Officer and Executive Chairman of Haymaker Acquisition Corp. III (NASDAQ: HYACU) until its Business Combination with BioTE Holdings, LLC, which has become biote Corp. (NASDAQ:BTMD) in May 2022. He now serves on the board of biote. Mr. Heyer served as the Chief Executive Officer and Chairman of Haymaker Acquisition Corp. II until it completed its business combination in December 2020 with GPM Investments, LLC and ARKO Holdings Ltd. (NASDAQ:ARKO), which together merged under a new name, ARKO as part of the business combination, and has since remained a member of its board of directors. Mr. Heyer was Chief Executive Officer and Chairman of Haymaker Acquisition Corp. from its formation until it completed its business combination with OneSpaWorld Holdings Ltd. (NASDAQ: OSW) in March 2019. He served as Vice Chairman on the board of directors of OneSpaWorld from its business combination until June 2023. Mr. Heyer’s operating experiences include: leading the turnaround of Outback Steakhouse as an advisor (from 2010 to 2012); as Chief Executive Officer of Starwood Hotels & Resorts Worldwide (from 2004 until 2007); as President and Chief Operating Officer of The Coca-Cola Company (from 2001 to 2004); as a member of the boards of Coca-Cola FEMSA and Coca-Cola Enterprises (all from 2001 to 2004); as President and Chief Operating Officer of Turner Broadcasting System, Inc., and a member of AOL Time Warner’s Operating Committee (from 1994 to 2001); as President and Chief Operating Officer of Young & Rubicam Advertising Worldwide (from 1992 to 1994); and before that spending 15 years at Booz Allen & Hamilton, ultimately becoming Senior Vice President and Managing Partner. For the last five years, Mr. Heyer has served on the boards of Lazard Ltd, Lazard Group, and Atkins Nutritionals Inc. (each as further described below) as well as investing in a private capacity in early stage and venture consumer and consumer media companies. Mr. Heyer has extensive board experience, including: the board of Atkins Nutritionals Inc. until 2017, when it was acquired by Conyers Park Acquisition Corp, a publicly traded special purpose acquisition company; Lazard Ltd and Lazard Group (2005 to present); the board of WPP Group, a publicly traded digital, internet, and traditional advertising company (2000 to 2004); the board of Equifax, the publicly traded consumer credit reporting and insights company (2002 through 2003); the board of Omnicare, Inc., a supplier of pharmaceutical care to the elderly (2008 through 2015); the board of Vitrue, Inc., a provider of social marketing publishing technologies (2007 through 2012); and the board of Internet Security Systems,

Inc. a provider of internet security software, appliance, and services (2004 through 2005). In March 2011, Harry & David Holdings, Inc. (“Harry & David”), a company where Mr. Heyer had been Chief Executive Officer from 2010 until February 2011, filed a prearranged Chapter 11 plan under the U.S. Bankruptcy Code. Subsequently, Harry & David filed a reorganization plan in bankruptcy court in May 2011 and emerged from bankruptcy in September 2011. Mr. Heyer received his B.S. from Cornell University and an M.B.A. from New York University. Mr. Heyer is qualified to serve as a director due to his extensive operations, management and business background, particularly in the consumer and consumer-related products and services industries.
Committees of the Board of Directors
We have three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee, each comprised of independent directors. Each committee operates under a charter that was approved by our Board and has the composition and responsibilities described below. The charter of each committee is available on our website.
Audit Committee
We established an audit committee of the Board of directors, which consists of three members. Messrs. Meltzer, McLallen and Shimko serve on the audit committee and Mr. Shimko serves as chair.
Each member of the audit committee is or will be financially literate and our Board of directors has determined that Mr. Shimko qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:
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assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence and (4) the performance of our internal audit function and independent auditors;

•
the appointment, compensation, retention, replacement and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

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pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us and establishing pre-approval policies and procedures;

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reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

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setting clear hiring policies for employees or former employees of the independent auditors;

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setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•
obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality- control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

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meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K;

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reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

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reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.
Compensation Committee
We established a compensation committee of the Board of directors, which consists of three members. Messrs. Meltzer, McLallen and Shimko serve on the compensation committee and Mr. McLallen serves as chair of the compensation committee. We adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•
reviewing and making recommendations to our Board of directors with respect to the compensation and any incentive-compensation and equity-based plans that are subject to Board approval of all of our other officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NYSE and the SEC.
Nominating and Corporate Governance Committee
We established a nominating and corporate governance committee of the Board of directors, which consists of three members. Messrs. Meltzer, McLallen and Shimko serve on the nominating and corporate governance committee and Mr. Meltzer serves as chair of the nominating and corporate governance committee. We adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:
•
identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to the Board of directors candidates for nomination for appointment at the annual general meeting or to fill vacancies on the Board of directors;

•
developing and recommending to the Board of directors and overseeing implementation of our corporate governance guidelines;

•
coordinating and overseeing the annual self-evaluation of the Board of directors, its committees, individual directors and management in the governance of the Company; and

•
reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in their sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.
Code of Ethics
We adopted a Code of Ethics applicable to our directors, officers and employees. We filed a copy of our form of Code of Ethics as an exhibit to the registration statement. You are able to review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. See “Where You Can Find Additional Information.” We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics on our website.
Communications with the Board of Directors
Any shareholder or other interested party who wishes to communicate directly with the Board or any of its members may do so by writing to: the Directors, c/o Haymaker Acquisition Corp. 4, c/o 501 Madison Avenue, Floor 5, New York, NY 10022, Attn: Secretary. The mailing envelope should clearly indicate whether the communication is intended for the Board as a group, the non-management directors or a specific director.
Insider Trading Policy
Our insider trading policy, which is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards, (1) governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers, employees of the Company and the Company itself, and (2) prohibits our directors and certain employees, including all of our executive officers, from engaging in hedging transactions with respect to our securities, including entering into options, warrants, puts, calls or similar instruments or selling our securities short.
Executive Compensation
None of our officers or directors have received or, prior to our initial business combination, will receive any cash compensation for services rendered to us. Commencing on the date that our securities are first listed on NYSE through the earlier of consummation of our initial business combination and our liquidation, we will reimburse (i) an affiliate of Andrew Heyer, our Vice President, for office space, utilities and secretarial and administrative services provided to us in the amount of $20,000 per month and (ii) an affiliate of our Chief Financial Officer for advisory services provided to us in the amount of $20,000 per month. In addition, our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable initial business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or any of their affiliates.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees or other compensation from the combined company. Additionally, certain directors may receive additional compensation in the form of equity interests of the Sponsor for their services. All compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed initial business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.
We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the completion of our initial business combination should be a determining factor in our decision to proceed with any potential initial business combination.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that Mr. Brian Shimko be, and hereby is, appointed as a Class I Director for a term to expire at the 2028 annual general meeting or until such director’s successor is duly appointed and qualified or until such director’s earlier death, resignation, disqualification or removal.”
Vote Required for Approval
Pursuant to the Company’s Articles, to be appointed, a nominee must receive a simple majority of votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
Recommendation of the Board
Our Board recommends a vote “FOR” the Class I Director set forth in this Director Appointment Proposal.

THE AUDITOR PROPOSAL
Appointment of Withum
Our Audit Committee has selected Withum as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2025 and recommends that our shareholders vote for the ratification of such selection. Although the ratification of the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2025 is not required by law or our governing documents, the Audit Committee believes that it is a matter of good corporate governance to seek shareholder ratification of the appointment of Withum. Even if the appointment of Withum is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
On October 2, 2023, the Board of directors and the Audit Committee authorized dismissal of Marcum LLP (“Marcum”) and engagement of Withum as our new independent registered public accounting firm, for our audit of the fiscal year ending December 31, 2023, as reported on our current report on Form 8-K filed with the SEC on October 5, 2023. The Audit Committee of the Board of directors has selected Withum as our independent registered public accounting firm for the year ending December 31, 2025 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Our lead audit partner at Withum serves no more than five consecutive years in that role.
Marcum’s audit report on the financial statements as of March 31, 2023 and for the period from March 7, 2023 (the Company’s inception) through March 31, 2023 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor did it modify its opinion as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.
During the period from March 7, 2023 through March 31, 2023, and in the subsequent interim period through the Dismissal Date, there were no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference thereto in its reports on the financial statements of the Company for such period.
The Company previously provided Marcum with a copy of the disclosures above and requested that Marcum furnish the Company with a copy of their letter addressed to the SEC pursuant to Item 304(a)(3) of Regulation S-K, stating whether Marcum agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter to the SEC dated October 5, 2023 is attached as Exhibit 16.1 to our current report on Form 8-K filed with the SEC on October 5, 2025.
The Audit Committee approved the appointment of Withum as our independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2025. During the fiscal years ended December 31, 2023, and December 31, 2024, and the subsequent interim period through [      ], 2025, we did not consult with Withum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).
Neither our amended and restated memorandum and articles of association nor other constitutional documents or law require shareholder ratification of the selection of Withum as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Withum to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
Information regarding the fees paid to our independent registered public accounting firms in 2024 and 2023 and our pre-approval policies relating to such fees is discussed below.
Independent Registered Public Accounting Firm Fees and Services
The following table presents fees for audit services rendered by Withum and Marcum for the audit of the Company’s audited financial statements for 2024 and 2023, and fees billed for other services rendered by Withum and Marcum.
	Fiscal Year Ended December 31,
	2024	2023
Marcum
Audit Fees(1)	$—	$80,725
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	—	$—
Total	$—	$80,725
Withum
Audit Fees(1)	$82,524	$56,680
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	—	$—
Total	$82,524	$56,680

(1)
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)
All Other Fees. All other fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee must review and pre-approve all audit and non-audit services provided by our independent registered public accounting firm and has adopted a pre-approval policy (“Pre-Approval Policy”). In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.
Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s and the Public Company Accounting Oversight Board (“PCAOB”)’s

rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the appointment of Withum as the Company’s independent auditor for the year ended December 31, 2025 be ratified, confirmed and adopted in all respects.”
Vote Required for Approval
The Auditor Proposal shall be approved by the affirmative vote of the holders of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.
Recommendation of the Board
Our Board recommends a vote “FOR” approval of this Auditor Proposal.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our chairman to adjourn the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or (y) if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. In no event will our chairman adjourn the Annual Meeting for more than 30 days.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our chairman may not be able to adjourn the Annual Meeting to a later date or dates to permit further solicitation and vote of proxies or if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Annual Meeting to a later date or dates to be determined by the chairman of the Annual Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals be confirmed, ratified and approved in all respects.”
Vote Required for Approval
The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will not count as a vote cast at the Annual Meeting.
Recommendation of the Board
If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the ordinary shares as of May 14, 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of the ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding Class A ordinary shares or Class B ordinary shares;

•
each of our executive officers and directors that beneficially owns our Class A ordinary shares or Class B ordinary shares; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of March 14, 2025.
In the table below, percentage ownership is based on 29,547,600 shares of our ordinary shares, consisting of (i) 23,797,600 Class A ordinary shares and (ii) 5,750,000 Class B ordinary shares, issued and outstanding as of March 14, 2025. On all matters to be voted upon, except for (i) the appointment of directors of the Board and (ii) a vote to continue our Company in a jurisdiction outside the Cayman Islands, holders of the Class A ordinary shares and Class B ordinary shares vote together as a single class, unless otherwise required by applicable law. Only holders of Class B ordinary shares have the right to vote on the appointment of directors prior to the completion of our initial business combination and on a vote to continue our Company in a jurisdiction outside of the Cayman Islands. Currently, all of the Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis.
Name and Address of Beneficial Owner(1)	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Haymaker Sponsor IV LLC (our Sponsor)(2)(3)	797,600	3.4%	5,750,000	100.0%	22.2%
Christopher Bradley(3)	—	—	—	—	—
Steven J. Heyer(2)(3)	797,600	3.4%	5,750,000	100.0%	22.2%
Andrew R. Heyer(2)(3)	797,600	3.4%	5,750,000	100.0%	22.2%
Walter F. McLallen(3)	—	—	—	—	—
Roger Meltzer, Esq.(3)	—	—	—	—	—
Brian Shimko(3)	—	—	—	—	—
All executive officers and directors as a group (6 individuals)(2)(3)	797,600	3.4%	5,750,000	100.0%	22.2%
Other 5% Shareholders
Wealthspring Parties(4)	2,231,759	9.4%	—	—	7.6%
First Trust Parties(5)	2,049,276	8.6%	—	—	6.9%
HGC Investment Management Inc.(6)	1,995,000	8.4%	—	—	6.8%
Fort Baker Parties(7)	1,310,641	5.5%	—	—	4.4%

(1)
Unless otherwise noted, the principal business address of each of the following entities or individuals is 501 Madison Avenue, Floor 5, New York, NY 10022.

(2)
Interests shown consist solely of (i) founder shares, classified as Class B ordinary shares, which will (unless otherwise provided in our initial business combination agreement) automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination, and may be converted at any time prior to our initial business combination, at the option of the holder, on a one-for-one basis, subject to adjustment, and (ii) 767,600 private placement shares included in the private placement units.
(3)
Haymaker Sponsor IV LLC, our Sponsor, is the record holder of the Class B ordinary shares reported herein. Steven J. Heyer and Andrew R. Heyer are the managing members of our Sponsor and have voting and investment discretion with respect to the securities held of record by our Sponsor and may be deemed to have shared beneficial ownership of the securities held directly by our Sponsor. All of our officers and directors are members of our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)
According to a Schedule 13G filed February 8, 2024 by (i) Wealthspring Capital LLC, a Delaware limited liability company (“Wealthspring”) and (ii) Matthew Simpson, who is a United States citizen and a manager of Wealthspring (Mr. Simpson, together with Wealthspring, the “Wealthspring Parties”). The principal business address of each of the Wealthspring Parties is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

(5)
According to a Schedule 13G/A filed November 14, 2024 by (i) First Trust Merger Arbitrage Fund, a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act (“VARBX”), (ii) First Trust Capital Management L.P., an investment adviser registered with the SEC (“FTCM”), (iii) First Trust Capital Solutions L.P., a Delaware limited partnership and control person of FTCM (“FTCS”), and (iv) FTCS Sub GP LLC, a Delaware limited liability company and control person of FTCM (“Sub GP” and collectively with VARBX, FTCM and FTCS, the “First Trust Parties”). FTCM provides investment advisory services to, among others, (i) a series of Investment Managers Series Trust II, (ii) First Trust Alternative Opportunities Fund and (iii) Highland Capital Management Institutional Fund II, LLC (collectively, the “Client Accounts”). As investment adviser to the Client Accounts, FTCM has the authority to invest the funds of the Client Accounts in securities (including our Public Shares) as well as the authority to purchase, vote and dispose of securities. As of December 31, 2024, VARBX owned 1,915,657 public shares, while FTCM, FTCS and Sub GP collectively owned 2,049,276 public shares. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(6)
According to a Schedule 13G filed February 14, 2024 by HGC Investment Management Inc., a company incorporated under the laws of Canada (“HGC”), which serves as the investment manager to The HGC Fund LP, an Ontario limited partnership (the “Fund”), with respect to the public shares held by HGC on behalf of the Fund. The principal business address of HGC is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(7)
According to a Schedule 13G filed November 14, 2024 by (i) Fort Baker Capital Management LP, a Delaware limited partnership (“FBCM”); (ii) Steven Patrick Pigott, a United States citizen and a Limited Partner/Chief Investment Officer of FBCM; and (iii) Fort Baker Capital, LLC, a Delaware limited liability company and General Partner for FBCM (collectively, the “Fort Baker Parties”). The principal business address of each of the Fort Baker Parties is 700 Larkspur Landing Circle, Suite 275 Larkspur, CA 94939.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Founder Shares
In March 2023, our Sponsor paid $25,000, or approximately $0.004 per share, to cover certain expenses on our behalf in consideration of 5,750,000 founder shares. The number of founder shares outstanding was determined based on the expectation that the total size of the IPO would be a maximum of 23,000,000 units if the over-allotment option was exercised in full, and therefore that such founder shares would represent approximately 20% of the outstanding ordinary shares after the IPO (not including the Class A ordinary shares underlying the private placement units). Of the 5,750,000 Class B ordinary shares outstanding, up to 750,000 shares were subject to forfeiture to the extent that the over-allotment option was not exercised in full or in part. On July 28, 2023, the over-allotment option was exercised in full, so those 750,000 Class B ordinary shares are no longer subject to forfeiture.
Private Placement
Simultaneously with the closing of the IPO, the Company consummated the sale of 797,600 private placement units at a price of $10.00 per private placement unit in a private placement to our Sponsor, including 30,000 private placement units issued in connection with the full exercise of the over-allotment option, generating gross proceeds of $7,976,000. Each unit consists of one Class A ordinary share and one-half of one redeemable warrant. Each whole warrant is exercisable to purchase one ordinary share at $11.50 per share, subject to adjustment as described in our Registration Statement. If the Company does not complete an initial business combination, the proceeds from the sale of the private placement units will be used to fund the redemption of the public shares (subject to the requirements of applicable law) and the private placement warrants underlying the private placement units will expire worthless.
Service Arrangements
Administrative Services Agreement
On July 25, 2023, we entered into an administrative services agreement with an affiliate of Andrew Heyer, our Vice President, pursuant to which we pay such affiliate $20,000 per month for office space, secretarial and administrative services provided to members of our management team. Upon completion of our initial business combination or our liquidation and dissolution, any remaining monthly payments from the 24-month term will be accelerated and due at the closing of our initial business combination or our liquidation. For the year ended December 31, 2024 and for the period from March 7, 2023 (inception) through December 31, 2023, we incurred expenses of $240,000 and $104,516, respectively, for services under the administrative services agreement.
Advisory Services Agreement
On July 25, 2023, we entered into an advisory services agreement with an affiliate of our Chief Financial Officer, pursuant to which we pay such affiliate $20,000 per month for services rendered prior to the consummation of our initial business combination; such amounts are accrued and will only be payable upon the successful completion of our initial business combination. As of December 31, 2024 and 2023, the contingent fee payable for the services under the advisory services agreement amounted to $344,516 and $104,516, respectively.
Conflicts of Interest
Certain of our officers and directors presently have, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present business combination opportunities to such entity. Accordingly, in the future, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We do not believe, however, that any fiduciary duties or contractual obligations of our officers arising in the future would materially undermine our ability to complete our initial business combination.

Promissory Notes
On March 15, 2023, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the IPO pursuant to a promissory note (the “IPO Promissory Note”). This loan was non-interest bearing and payable on the earlier of December 31, 2023 or the date on which the Company consummated the IPO. Prior to the IPO, the Company had borrowed $272,550 under the IPO Promissory Note. On July 28, 2023, the Company repaid the outstanding balance under the IPO Promissory Note in full. Borrowings under the IPO Promissory Note are no longer available to the Company subsequent to the IPO.
On June 10, 2024, the Company issued a promissory note (the “WCL Promissory Note”) in the principal amount of up to $1,500,000 to the Sponsor. The WCL Promissory Note was issued in connection with advances the Sponsor may make in the future to the Company from time to time for working capital expenses. The WCL Promissory Note is non-interest bearing and payable upon the earlier of (i) completion of the Company’s initial business combination or (ii) the date the winding up of the Company is effective. At the election of the Sponsor, all or a portion of the unpaid principal amount of the WCL Promissory Note may be converted into WCL units at a price of $10.00 per WCL unit, which will be identical to the private placement units. These WCL units and their underlying securities are entitled to the registration rights set forth in the WCL Promissory Note. As of December 31, 2024, the Company had $400,000 drawn on this WCL Promissory Note.
Working Capital Loans
In order to finance transaction costs in connection with an initial business combination, our Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes the initial business combination, the Company will repay such working capital loans. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such working capital loans, but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such working capital loans may be convertible into units of the post-business combination company, at a price of $10.00 per unit (which units will be identical to the private placement units) at the option of the lender, upon consummation of the initial business combination. There were no working capital loans outstanding at December 31, 2024 and 2023.
Registration Rights
The holders of the founder shares, private placement units, WCL units and any private placement units that may be issued on conversion of working capital loans (and any ordinary shares issuable upon the exercise of the private placement warrants or warrants included in any WCL units or in any private placement units issued upon conversion of the working capital loans) will be entitled to registration rights pursuant to a registration rights agreement, dated as of July 25, 2023, requiring us to register such securities for resale. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration and shareholder rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (1) in the case of the founder shares, six months after the completion of our initial business combination, and (2) in the case of the private placement units and the respective Class A ordinary shares underlying the private placement warrants, 30 days after the completion of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
Policy for Approval of Related Party Transactions
We have not yet adopted a formal policy for the review, approval or ratification of related party transactions.

We adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board of directors (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that we adopted is filed as an exhibit to the registration statement.
In addition, our Audit Committee, pursuant to a written charter that we adopted, will be responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or any of their affiliates.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent and disinterested directors, have obtained an opinion from an independent investment banking firm or an independent valuation or appraisal firm that our initial business combination is fair to us from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made by us to our Sponsor, officers or directors, or our or any of their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination. However, the following payments will be made to our Sponsor, officers or directors, or any of their affiliates, none of which will be made from the proceeds of the IPO and the sale of the private placement units held in the Trust Account prior to the completion of our initial business combination:
•
repayment of an aggregate of up to $300,000 in loans that may be made to us by our Sponsor to cover offering-related and organizational expenses;

•
reimbursement for office space, utilities and secretarial and administrative services provided to us by an affiliate of our Vice President, in the amount of $20,000 per month;

•
payment to an affiliate of our Chief Financial Officer of $20,000 per month for services rendered prior to the consummation of our initial business combination, which amounts will be accrued and will only be payable upon the successful completion of our initial business combination;

•
reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination;

•
payment of a finder’s fee, consulting fee or success fee for any services they render in order to effectuate the completion of our initial business combination; and

•
repayment of non-interest bearing loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be convertible into units of the post-business combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the private placement units. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

The above payments may be funded using the net proceeds of the IPO and the sale of the private placement units not held in the Trust Account.
Director Independence
The rules of the NYSE require that a majority of our Board of directors be independent within one year of our Initial Public Offering. An “independent director” is defined generally as a person that, in the opinion of the company’s Board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We have three “independent directors” as defined in NYSE rules and applicable SEC rules. Our Board has determined that Messrs. Meltzer, McLallen and Shimko are independent directors under applicable SEC and NYSE rules.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our Audit Committee has reviewed and discussed with our management and Withum, our audited consolidated financial statements for the fiscal year ended December 31, 2024. Our Audit Committee has also discussed with Withum the matters required to be discussed by the applicable requirements of the PCAOB, and the SEC.
Our Audit Committee has received and reviewed the written disclosures and the letter from Withum required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with Withum its independence from us.
Based on the review and discussions referred to above, our Audit Committee recommended to our Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Submitted by the Audit Committee
Brian Shimko
Roger Meltzer
Walter F. McLallen

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 501 Madison Avenue, Floor 5, New York, NY 10022 to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and the Extension is implemented, we anticipate that we will hold another annual general meeting or extraordinary general meeting before the Extended Date to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we hold an extraordinary general meeting to consider and vote upon approval of our initial business combination within the required timeframe, the Company’s next annual general meeting of shareholders may be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extended Date, the Company will dissolve and liquidate and there will be no annual general meeting.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
[      ]
[      ]
Shareholders may call toll-free: [      ]
Banks and Brokerage Firms, please call: [      ]
Email: [      ]
You may also obtain these documents by requesting them in writing from us by addressing such request to us at Haymaker Acquisition Corp. 4, c/o 501 Madison Avenue, Floor 5, New York, NY 10022, Attn: Secretary.
If you are a shareholder of the Company and would like to request documents, please do so by [      ], 2025 (five business days prior to the date of the Annual Meeting), in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
OTHER MATTERS
Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Proxy Statement or the Notice. As to any business that may arise and properly come before the Annual

Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board,
Christopher Bradley
Chairman of the Board
[      ], 2025

ANNEX A
ANNEX A
PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
HAYMAKER ACQUISITION CORP. 4
(the “Company”)
RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 49.7 by deleting the following:
“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO, or such earlier time as the Directors may approve in accordance with the Articles, the Company shall…”;
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination within [   ] months from the consummation of the IPO, or such earlier time as the Directors may approve in accordance with the Articles, the Company shall…”;

A-1

PRELIMINARY PROXY CARD
FOR THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF
HAYMAKER ACQUISITION CORP. 4
[     ] AT [     ] EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Christopher Bradley and Andrew Heyer, or either of them, as proxies, each with the power to appoint a substitute, of the undersigned to attend the Annual General Meeting of Shareholders (the “Annual General Meeting”) of Haymaker Acquisition Corp. 4 (the “Company”), to be held in person at the offices of DLA Piper LLP (US), located at 1251 Avenue of the Americas, New York, NY 10020 and virtually as described in the proxy statement on [         ], 2025 at [    ] Eastern Time, and any adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth on the reverse side hereof.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION BELOW. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENT THEREOF.
(Continued and to be marked, dated and signed on reverse side)
~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~
HAYMAKER ACQUISITION CORP. 4 — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.	Please mark votes as x indicated in this example: X
	FOR	AGAINST	ABSTAIN
(1) Proposal No. 1 — The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on July 28, 2023 (our “IPO”), from July 28, 2025 (which is 24 months from the closing date of our IPO) to [ ] (such date, the “Extended Date”);	—	—	—
	FOR		WITHHOLD
(2) Proposal No. 2 — The Director Appointment Proposal — to appoint, by ordinary resolution, one class I director, Brian Shimko, to serve a three-year term expiring at our 2028 Annual Meeting or until such directors’ earlier death, resignation, disqualification or removal;	—		—
	FOR	AGAINST	ABSTAIN
(3) Proposal No. 3 — The Auditor Proposal — to ratify, by ordinary resolution, the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025; and	—	—	—
	FOR	AGAINST	ABSTAIN
(4) Proposal No. 4 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals.	—	—	—

Date:
Signature:
Signature (if held jointly):
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on any of the proposals. The shares represented by this proxy, when properly executed and delivered, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1, 2, 3 and 4. If any other matters properly come before the meeting, the proxies will vote on such matters in their discretion.
PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE POSTAGE-PAID
ENVELOPE PROVIDED WITH THIS PROXY